Alterra Specialty Field Trip to Richmond September 2010 Exhibit 99.1

This presentation may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,”
“will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-
looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.
Alterra believes that these factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed;
(3) the effects of emerging claims and coverage issues; (4) changes in general economic conditions, including changes in capital and credit markets; (5) the effect of competition and cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (6) any lowering or loss of financial ratings; (7) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (8) the loss of business provided to Alterra by its major brokers; (9) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (10) tax and regulatory changes and conditions;
(11) the integration of Harbor Point Limited or new business ventures Alterra may enter into; and (12) retention of key personnel, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionarys statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange
Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
The name Alterra Specialty is used throughout this presentation as the trade name to refer to Alterra’s U.S. specialty insurance operations.
Cautionary Note Regarding Forward-Looking Statements

Alterra Specialty contributes to Alterra Capital’s diversified niche orientation by adding profitable business in both property and casualty throughout the market cycle

Executive Team

Executive Previous Experience Years Experience
Steve Vaccaro
CEO – Alterra Specialty
CEO – Alterra America
President & COO  (1995  - 2004)
Essex Insurance Company
38
Bryan Sanders
COO – Alterra Specialty
E&S Division, Hilb, Rogal & Hobbs
President Dominion Specialty
28
Jon Hahn
EVP – Brokerage Division
Alterra Specialty
VP Western Region
Markel Corporation
18
Joe Mossbrook
SVP – Contract Binding
Alterra Specialty
United America Insurance
Penn America
Reliance Insurance Company
19
Mike Miller
SVP – Marine Division
Alterra Specialty
CUO Specialty Division
Firemans Fund
William H McGee
36
Phil Vedell
SVP, CAO, Director of
Catastrophe Management
SVP
Aon
13
Stephen Loderick
SVP, CFO and Treasurer Alterra
Specialty
VP, CFO and Treasurer
W.R. Berkley
Markel Corporation
25

Nationwide excess and surplus lines writer of property, casualty and marine
Start up operation for Alterra (previously Max) April 2007
Three distinct divisions:  Brokerage, Marine, and Contract Binding
Six strategically placed offices in the US
Significant product diversification, strong distribution relationships and technical expertise
Offering Property, Casualty, Marine, Professional Liability, Specialty
Homeowners
Admitted Company – Alterra America – Admitted in all 50 states
Eligible Company – Alterra E&S – Eligible in 49 states on a surplus lines basis

Alterra Specialty – Leading E&S Writer
Alterra Specialty contributes to Alterra Capital’s diversified niche orientation by adding profitable business in both property and casualty throughout the market cycle

$285.5 million of GWP in 2009, small incremental growth in 2010 & 2011
Growth mostly from additional teams
Combined ratio below 100%; targeting mid 90s with no change in market
70% short tail, 30% long tail
Profitability improving as business matures into expense base
Utilize third party reinsurance to minimize exposure in early years
Adjusting programs as business matures and profitability trends are known
Proactive management and control of property catastrophe exposures

From Start-up to Profits in Three Years. . .
Alterra Specialty contributes to Alterra Capital’s diversified niche orientation by adding profitable business in both property and casualty throughout the market cycle

Have grown carefully in soft market conditions, well positioned for harder market
Will remain selective and continue to book conservatively
Strong distribution relationships generate good flow to be selective
Market conditions increasingly competitive
Core property business remains highly profitable
Cautiously building our casualty platforms
We are consciously shrinking less profitable product lines due to competition
Market dislocations provide the opportunity to add new teams and products
Expanding product lines offered to producer base
We have a reputation, among clients, of being problem solvers with strong underwriting expertise and not typically writers of commodity type business
We concentrate on the small to medium size accounts, not the large Fortune
500 accounts

Selected Growth in Softer Market
Alterra Specialty contributes to Alterra Capital’s diversified niche orientation by adding profitable business in both property and casualty throughout the market cycle

Gross Premiums Written
Brokerage
Property
34%
Brokerage
Casualty
3%
Professional
Liability
0%
CBA
34%
Marine
22%
Alterra
Managers
7%
2009
GPW: $285.5 million
2010E
GPW: ~$300 million
Brokerage
Casualty
6%
Professional
Liability
4%
CBA
29%
Brokerage
Property
32%
Alterra
Managers
9%
Marine
20%

$2.5mm to $5.0mm
Less than $250k
$250k to $500k
$1.0mm to $2.5mm
3%
5%
1%
8%
84%
$500k to $1mm

Alterra retains roughly 75% of the premium
written in its U.S. Specialty casualty book
91.9% of premium is written with limits
of $1 million or less
Casualty – Small to Medium Size Account Business Focus
Alterra Specialty GPW (12/31/09)
2009 Casualty Premium By Limit 2009 Casualty Policies By Limit
Property
Marine
Casualty
31%
21%
48%
$2.5mm to
$5.0mm
$1.0mm to
$2.5mm
$500k to
$1mm
$250k to
$500k
Less than
$250k
2%
18%
77%
2%
2%

H1 2010 Update

Gross Written Premium on plan at approximately $170 million
Continuing to broaden product lines and add small teams of experienced underwriters to better navigate market cycles
Earned premium base continues to grow
Restructuring reinsurance treaties to retain more profitable business
Improving risk control by expanding audits in CBA division

Highlights
Underwriting/
Products
2009 GPW of $97.8mm
H1 2010 GPW plan of $65.4
$25mm of per risk capacity, average policy is limit $10mm
Average premium of approximately $48,000 per policy
Both property cat and non-cat exposed layer accounts
Middle market P&C
Target markets include: apartments, offices, mixed use, hotels, shopping centers
Proactive management of catastrophe exposures in real time
Market
Conditions
Pricing softening due to higher capacity – Southeastern exposure down 10% on average; layers with high attachment points down 20% on average; CA quake dropped 10% on average
Competition from standard markets continues to drive business away from the E&S marketplace
Submission activity remains strong due to producer relationships
Renewal retentions are within expectations
Brokerage Property

Highlights
Underwriting/
Products
2009 GPW of $10mm
H1 2010 GPW of $9.2mm
$6mm of per risk capacity (Primary or Umbrella X/S), 90% of policies have an average limit of $1mm
All risks are individually underwritten with an average premium of approximately $27,500 per policy
Products are light to moderately high hazard, including discontinued
Habitational, Hospitality, Contractors-Commercial and Industrial, LRO,
Vacant Properties, Manufacturing, Sales, Service and Repair, Commerical &
Industrial Machinery and Equipment
Market
Conditions
Marketplace pricing continues to deteriorate slightly
Standard markets continue to take an aggressive approach in chasing new business and protecting renewals
Handful of carriers continue to seek modest rate increases on renewal
Implemented a restructured underwriting guideline for new and renewal business for apartments and condos
Flat to minor rate decreases on good renewal business continues to be the norm for midsize ($25,000 to $75,000 and large accounts)
Brokerage Casualty

Highlights
Underwriting/
Products
2009 GPW with $61.4mm
H1 2010 GPW of $34.0mm
Approved to write on a non-admitted basis in 49 states and on admitted basis in all 50 states
$25mm of per risk capacity, average policy limit is less than $5mm
Regional offices in Atlanta, Dallas, New York, Philadelphia, and San Francisco
Estimated size of the Commercial Inland/Ocean Marine Market > $10 Billion
Target Market for Inland includes: Construction, Transportation & Logistics,
Communications & Technology, Dealers, Specialty Inland Marine
Target Market for Ocean includes:  Importers/Exporters, Manufacturers, Distributors,
Stevedores/Ship Repairers, Terminal Operators, Inland & Coastal Vessels
Market
Conditions
Large primary players are very aggressive in the contracting segment.  Leverage casualty capabilities to capture market share.
Lloyd’s of London remains very active and aggressive in U.S. Marine Specialty lines.
Pricing, terms, and “CAT” capabilities are helping them to grow rapidly in a soft market.
Inland marine getting increasingly more competitive.
Validus has started a new U.S. Ocean Marine Insurance operation in NY.
Marine

Highlights
Underwriting/
Products
Trust but Verify Philosophy
2009 GPW of $96.1mm
H1 2010 GPW of $50.2mm
$2.5mm in per risk capacity / agents can only quote and bind up to a $1,000,000 policy limit –
average policy premium $2,500
Property, non-cat property, casualty, inland marine, umbrella & X/S liability, specialty homeowners
Targeted classes include:  Artisans, Habitational, Mercantile/Office Buildings, Restaurants, Vacant
Dwellings
Significant Controls in place including:  Stringent agency appointment process, extensive due diligence, more limited agency authorities than peers, quality assurance and audits (field audits done internally and by external audit company)
Quarterly review of producers, loss ratio, and GPW analysis
Market
Conditions
Property rates are slightly down from 2009 levels.
Casualty rates are flat to down 10% from 2009.
Commercial renewal rates are down 2% from the prior year.
Admitted markets entering and causing some risk anti-selections issue
Contract Binding Authority (CBA)

Highlights
Underwriting/
Products
Commenced in the fourth quarter 2009 with GPW of $0.6mm
H1 2010 GPW of $5.9mm
$5 mm of per risk capacity
Average premium of approximately $10,500 per policy
Products include: A&E, Lawyers E&O, Insurance Agents E&O, Misc. E&O
Target markets include: Smaller firms; A&E < $10mm receipts, Lawyers <
than 35 attorneys, Agents < $75mm premium
Market
Conditions
The Professional Liability market remains soft.  Individual segments are impacted by economic conditions and the number of competitors.
Lawyers continue very soft with rates falling.
Architects & Engineers remain soft but stabilizing.
Insurance Agent E&O is an encouraging segment where the traditional players are re-underwriting their books and prices are rising.
Miscellaneous E&O is quite segmented and individual underwriter appetites vary greatly.  The Title Agents market has hardened dramatically following losses after the housing bubble burst.
Professional Liability

Highlights
Underwriting/
Products
2009 GPW of $19.6mm
H1 2010 GPW of $9.7mm
$10mm in per risk capacity/minimum premium of $100,000
Casualty business
Targeted classes include:  Healthcare, Transportation, Heavy Industrial,
Pharmaceuticals, Medical Products, and other challenging risks
Began writing Professional Liability (E&O) in March 2010
Market
Conditions
Large premium casualty remains competitive /soft  with many markets writing  below burn rate
New entrants buying business include Ironshore , Tourus, and  Montpelier US
Erosion of terms including the use of occurrence trigger vs. claims made terms
Alterra Managers

Alterra Specialty contributes to Alterra Capital’s diversified niche orientation by adding profitable business in both property and casualty throughout the market cycle